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                                                                     EXHIBIT 4.1

                                     [Front]

Common Stock                                 Common Stock
Number                                       Shares
[box for number]                             [box for shares]


                                             See reverse for certain definitions
                                             CUSIP 64107E 10 7


                            net.Genesis Corp. [logo]

              Incorporated under the laws of the State of Delaware

This certificate is transferable in Boston, MA or New York, NY

This is to certify that



Is the owner of


              Fully paid and non-assessable shares of common stock,
                         par value $0.001 per share, of

                                net.Genesis Corp.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and shall be held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation as from time to time amended or restated. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


         Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:

[signature]              [net.Genesis Corp. seal]                    [signature]
Treasurer                                                            President




Transfer agent and registrar by
[signature]
Authorized Signature
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                                     [Back]

                                net.Genesis Corp.

The corporation is authorized to issue more than one class of stock.
The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common

TEN ENT   - as tenants by the entirety

JT TEN    - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________(cust) Custodian__________(minor) under Uniform Gifts to Minors Act ____ (state)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________________________hereby sell, assign and transfer unto

Please insert Social Security Number or other identifying number of assignee [box for number]

Please print or typewrite name and address, including zip code, of assignee -

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_________________________________Shares of the capital stock represented by this
Certificate, and do hereby and irrevocably constitute and appoint

__________________________________Attorney to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated________________________________________


Signature ________________________________________


NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.




SIGNATURE(S) GUARANTEED: ___________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to Securities and Exchange Commission Rule 17Ad-15.